UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): August 4, 2014

LIME ENERGY CO.

(Exact name of registrant as specified in charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16810 Kenton Drive, Suite 240, Huntersville, North Carolina 28078

(Address of principal executive offices)

(704) 892-4442
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

As of August 4, 2014, Lime Energy Co. (“Lime Energy” or the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with a group of investors including Mr. Richard Kiphart, the Company’s Chairman and largest individual stockholder (collectively with the other investors, the “Holders”). Pursuant to the terms of the Subscription Agreement, the Holders will lend the Company $1,000,000 under Subordinated Secured Convertible Pay-In-Kind Notes (the “Notes”). The Notes have a term of ten years and will accrue interest at the rate of 12-1/2% per year, payable semi-annually at the Company’s election in cash or additional Notes.

The Holders are entitled to convert the Notes at any time, at their election, into shares of the Company’s common stock at the Conversion Price (as such term is defined in the Notes). The Company can require conversion of the Notes if the weighted average price for the its common stock (i) during the period commencing on the issuance date and terminating on the first anniversary of the issuance date, is at least two hundred percent (200%) of the Conversion Price for at least 20 trading days during a 30-trading day period ending within five trading days prior to the Company sending a notice of forced conversion to the holders of the Notes, or (ii) during the period commencing on the day following the first anniversary of the issuance date and terminating on the maturity date, is at least one hundred seventy-five percent (175%) of the Conversion Price for at least 20 trading days during a 30-trading day period ending within five trading days prior to the Company sending a forced conversion notice to the holders of the Notes. The number of shares the Company shall be obligated to issue will be limited such at it would not violate any requirements of any exchange upon which it might be listed at the time of the conversion.

The Holders can require that the Company redeem all or any portion of the Notes upon the occurrence of a Trigger Event. Trigger Events include (i) failure to have sufficient authorized shares at any time following the 60th day after issuance, (ii) failure to pay any amount of principal, interest or other amounts when and as due under the Notes, (iii) if the Company voluntarily or involuntarily seeks protection under bankruptcy laws, or (iv) if the Company breaches any representation, warranty or covenant or other term or condition of any transaction document. The Company is required to redeem the Notes upon a Change of Control (as such term is defined in the Notes) at the Change of Control Premium. The Change of Control Premium is defined as (i) 130% from the issuance date through the second anniversary of the issuance date, (ii) 120% after the second anniversary of the issuance date through the fourth anniversary of the issuance date and (iii) 100% thereafter. Under the terms of the Notes, the Company covenants not to (i) redeem debt that is subordinated to the Notes, or (ii) redeem, repurchase or declare or pay a cash dividend or distribution on its capital stock. The Notes are subordinated to (i) all commercial loans or other credit facilities that are or will be secured by all or substantially all of the assets of the Company and that have been approved by the Company’s Board of Directors as senior in rank to the Notes and (ii) any and all obligations to the issuers of surety bonds and performance bonds for which the Company or any of its subsidiaries is the principal obligor.

The Company intends to use the proceeds from the issuance of the Notes for general corporate purposes.

The description of the transaction contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Subscription Agreement and the Notes, copies of which are attached as exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

As described in more detail in Item 1.01 above, on August 4, 2014, the Company entered into a Subscription Agreement and issued the Notes to a group of investors including Mr. Richard Kiphart, the Company’s Chairman and largest individual stockholder.  Pursuant to the Subscription Agreement, the Notes and any interest the Company elects to pay in additional Notes are convertible into common stock of the Company at the Conversion Price at any time at the Holder’s election.

All of the Holders are “accredited investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of the securities described above were made in reliance upon an exemption from the registration requirements pursuant to Section 4(2) under the Securities Act, and Regulation D promulgated thereunder. There was no general solicitation or advertising with respect to this sale of equity securities, and the Holders provided written representations of an intent to acquire the securities for investment only and not with a view to or for sale in connection with any distribution of the securities. Appropriate legends will be affixed by the Company to each of the share certificates that have been or will be issued.

Additional information regarding the transaction is incorporated herein by reference to Item 1.01. of this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On August 6, 2014, the Company issued the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Subscription Agreement dated August 4, 2014.

10.2	Form of Subordinated Secured Convertible Pay-In-Kind Note dated August 4, 2014.

99.1	Press Release issued August 6, 2014.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this Current Report on Form 8-K is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this Current Report on Form 8-K. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “continue,” “could” or “would” or the negative thereof or variations thereon or similar terminology. A number of important factors (including, any failure to achieve necessary regulatory approvals for the programs offered by the Company) could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, as well as other risk factors discussed in our most recent Annual Report on Form 10-K, or as may be described from time to time in our subsequent SEC filings. Any forward-looking information presented herein is made only as of the date of this Current Report on Form 8-K, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIME ENERGY CO.

Dated: August 7, 2014	By:	/s/ Mary Colleen Brennan
Mary Colleen Brennan
Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Subscription Agreement dated August 4, 2014.
10.2	Form of Subordinated Secured Convertible Pay-In-Kind Note dated August 4, 2014.
99.1	Press Release issued August 6, 2014.